SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Xtrackers USD High Yield Corporate Bond ETF (HYLB)
Effective immediately, the fund’s investment advisor, DBX Advisors LLC (the “Advisor”), has agreed to a fee waiver arrangement for the fund.
The following information replaces similar information in the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the Statement of Additional Information for the fund.
The Advisor has contractually agreed through December 20, 2024 to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.05% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Please Retain This Supplement for Future Reference
November 17, 2023
SAISTKR23-34